FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, PENNSYLVANIA 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits. 99.1    Universal Health Services, Inc. Press Release dated November 10, 2003

Item 12.    Results of Operations and Financial Condition

On November 10, 2003, Universal Health Services, Inc. (the “Company”) issued an updated 2003 third quarter earnings release reflecting the changes due to the deferral of FASB Statement 150. A copy of the Company’s press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/S/ ALAN B. MILLER

Name: Alan B. Miller
Title: President and Chief Executive Officer

By:	/S/ STEVE FILTON

Name: Steve Filton
Title: Vice President, Chief Financial Officer and Controller

Date: November 12, 2003

Exhibit Index

Exhibit No.	Exhibit

99.1	Press release, dated November 10, 2003